                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  George J. Longo,  the Chief Financial  Officer of The Quigley
Corporation,  a Nevada corporation (the "Company"),  does hereby certify, to his knowledge, that:

The  Annual  Report on Form 10-K for the year  ended  December  31,  2005 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                       /s/ George J. Longo
                                                       -------------------------
                                                       George J. Longo
                                                       Chief Financial Officer
                                                       March 23, 2006

SIGNATURES

Pursuant to the  requirements of Section 13 or 15(d) of the Securities  Exchange
Act of 1934,  the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                         THE QUIGLEY CORPORATION

-------------------------------------------------           ------------------
Guy J. Quigley, Chairman of the Board, President,                   Date
Chief Executive Officer and Director

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been  signed  by the  following  persons  on behalf  of the  Company  in the capacities and on the dates indicated:

         Signature                                Title                                 Date
         ---------                                -----                                 -----

/s/ Guy J. Quigley                 Chairman of the Board, President,
---------------------------                                                         --------------
Guy J. Quigley                     Chief Executive Officer and Director

/s/ Charles A. Phillips            Executive Vice President, Chief Operating
---------------------------                                                         --------------
Charles A. Phillips                Officer and Director

/s/ George J. Longo                Vice President, Chief Financial
---------------------------                                                         --------------
George J. Longo                    Officer and Director (Principal
                                   Financial and Accounting Officer)

/s/ Jacqueline F. Lewis            Director
---------------------------                                                         --------------
Jacqueline F. Lewis

/s/ Rounsevelle W. Schaum          Director
---------------------------                                                         --------------
Rounsevelle W. Schaum

/s/ Stephen W. Wouch,              Director
---------------------------                                                         --------------
Stephen W. Wouch,

/s/ Terrence O. Tormey,            Director
---------------------------                                                         --------------
Terrence O. Tormey,